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                                                                      EXHIBIT 23




CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





We have issued our report dated February 25, 1999 accompanying the consolidated financial statements of Superior Consultant Holdings Corporation and Subsidiaries appearing in the Annual Report on Form 10-K for the year ended December 31, 1998. We consent to the incorporation by reference of said report in the Registration Statement on Form S-8.



                                                     /s/ GRANT THORNTON LLP


Southfield, Michigan
February 9, 2000